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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2003

IMH ASSETS CORP. (as depositor under a Series 2003-3 Indenture dated as of February 27, 2003, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2003-3)

                                IMH Assets Corp.
             (Exact name of registrant as specified in its charter)

        CALIFORNIA                       333-100890              33-0705301
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)


1401 Dove Street
Newport Beach, California
(Address of Principal                                               92660
Executive Offices)                                                (Zip Code)

Registrant's telephone number, including area code, is (949) 475-3600

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Item 2.  Acquisition or Disposition of Assets.

      For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

            Exhibit No.             Description
            -----------             -----------
            3.1                     Amended and Restated Trust Agreement, dated
                                    as of February 27, 2003, among IMH Assets
                                    Corp., as Depositor, Wilmington Trust
                                    Company, as Owner Trustee and Deutsche Bank
                                    National Trust Company, as Certificate
                                    Registrar and Certificate Paying Agent,
                                    Collateralized Asset-Backed Bonds, Series
                                    2003-3.

            Exhibit No.             Description
            -----------             -----------
            4.1                     Indenture dated as of February 27, 2003,
                                    between Impac CMB Trust Series 2003-3 as
                                    Issuer and Deutsche Bank National Trust
                                    Company, as Indenture Trustee,
                                    Collateralized Asset-Backed Bonds, Series
                                    2003-3.

            Exhibit No.             Description
            -----------             -----------
            99.1                    Servicing Agreement, dated as of February
                                    27, 2003, between Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series
                                    2003-3, as Issuer and Deutsche Bank National
                                    Trust Company, as Indenture Trustee,
                                    Collateralized Asset-Backed Bonds, Series
                                    2003-3.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         IMH ASSETS CORP.


                                         By:    /s/ Richard J. Johnson
                                            ------------------------------------
                                         Name:  Richard J. Johnson
                                         Title: Chief Financial Officer

Dated: March 14, 2003

                                  EXHIBIT INDEX

               Item 601(a) of               Sequentially
Exhibit        Regulation S-K               Numbered
Number         Exhibit No.                  Description                     Page
------         -----------                  -----------                     ----

3.1 Amended and Restated Trust Agreement, dated as of February 27, 2003, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2003-3.

4.1 Indenture dated as of February 27, 2003, between Impac CMB Trust Series 2003-1, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2003-3.

99.1 Servicing Agreement, dated as of February 27, 2003, between Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2003-1, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2003-3.